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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby and appoints Nelson C. Rising, C. William Hosler, Paul Lockie, or any of them, as the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities (unless revoked in writing) to sign this Registration Statement on Form S-8 covering the registration under the Securities Act of 1933 for participants in the Catellus Development Corporation 2000 Performance Award Plan, and any and all amendments thereto, including any post-effective amendments as well as any related registration statement (or amendment thereto) filed in reliance upon Rule 462(b) under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as the undersigned might and could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

           Dated: September 20, 2001

                                  SIGNATURES
                                  ----------


  /s/ Joseph F. Alibrandi                      /s/ William M. Kahane
------------------------------               ------------------------------
Joseph F. Alibrandi                          William M. Kahane
Director                                     Director


  /s/ Stephen F. Bollenbach                    /s/ Leslie D. Michelson
------------------------------               ------------------------------
Stephen F. Bollenbach                        Leslie D. Michelson
Director                                     Director


  /s/ Daryl J. Carter                          /s/ Deanna W. Oppenheimer
------------------------------               ------------------------------
Daryl J. Carter                              Deanna W. Oppenheimer
Director                                     Director


  /s/ Richard D. Farman                        /s/ Thomas M. Steinberg
------------------------------               ------------------------------
Richard D. Farman                            Thomas M. Steinberg
Director                                     Director


  /s/ Christine Garvey                         /s/ Cora M. Tellez
------------------------------               ------------------------------
Christine Garvey                             Cora M. Tellez
Director                                     Director